UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.05   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 20, 2017, the Board of Directors of Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) approved and adopted a revised and updated Code of Business Conduct and Ethics (the “Updated Code”), which applies to all directors, officers and employees of the Company. The Updated Code replaced the Company’s prior Code of Business Conduct and Ethics adopted in July 2015 and reflects, among other matters, clarifications and revisions relating to conflicts of interest, compliance with laws, reporting and enforcement, and other matters intended to update the Company’s Code of Business Conduct and Ethics.

The foregoing summary of the Updated Code does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Updated Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Updated Code is available in the Investors section of Adaptimmune’s website (http://www.adaptimmune.com) under the heading “Governance.” The information contained on or accessible through the Company’s website shall not be deemed to be a part of this Current Report on Form 8-K.

The information contained in Item 9.01 of this Form 8-K, including the attached Exhibit 14.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

14.1	Adaptimmune Therapeutics plc Code of Business Conduct and Ethics, effective July 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: July 24, 2017	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

14.1	Adaptimmune Therapeutics plc Code of Business Conduct and Ethics, effective July 20, 2017